UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 15, 2006

L-3 Communications Holdings, Inc. L-3 Communications Corporation
(Exact Name of Registrants as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-14141 333-46983	13-3937434 13-3937436
(Commission File Number)	(IRS Employer Identification No.)
600 Third Avenue, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)
(212) 697-1111
(Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Section 8 – Other Events

Item 8.01    Other Events.

Offer to Amend Certain Options

On November 15, 2006, Michael T. Strianese, the Company's President, Chief Executive Officer and Chief Financial Officer, issued a letter to employees regarding the Company's contemplated offer to amend certain options granted under its 1999 Long Term Performance Plan. A copy of this letter is attached hereto as Exhibit 99.1.

This press release is furnished herewith as Exhibit 99.1, and shall not be deemed filed for purposes of the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1    Letter dated November 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION
By:	/s/ Christopher C. Cambria
	Name:	Christopher C. Cambria
	Title:	Senior Vice President, Secretary and General Counsel

Dated: November 15, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Letter dated November 15, 2006